RULE 10F-3 REPORTING FORM

Name of Adviser/Subadviser: Loomis, Sayles & Company. L.P.
Name of Fund: Litman Gregory Masters Alternatives Strategies Fund
Total Net Assets of Fund: $262,030,571.95
Issuer:Markwest Energy Part/Fin
Underwriter(s)
Barclays Capital, Goldman Sachs, Merrill Lynch Pierce Fenner & Smith,
 Morgan Stanley, RBC Capital Markets, SunTrust Robinson Humphrey,
 US Bancorp Investments Inc, Wells Fargo Securities LLC,
BBVA Securities Inc., Capital One Securities Inc.,
 Citigroup Global Markets Inc., Comerica Securities, JP Morgan Securities, Natixis Securities North America, PNC Capital Markets,
SMBC Nikko Securities America, UBS Securities LLC
Affiliated Underwriter in the Syndicate:Natixis
Date of Purchase: 2/26/2015
Date of Offering: 2/26/2015
Amount of Purchase:(1)  $11,253,432.82
Purchase Price: $101.625
Commission or Spread: 1.00%

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):
X The securities are (i) part of an issue registered under the Securities Act of 1933 (the 1933 Act) that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940,(iii) municipal securities as defined under the Securities Exchange Act of 1934,(iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

  If the securities meet conditions (i), (ii), (iv) or (v):

  X the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).

(1) Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

  If the securities meet condition (iii):

    such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

X The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X The underwriting was a firm commitment

X The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund s investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.(2)

X No underwriter which is an affiliate of the Fund s adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X The purchase was not part of a group sale (or part of the institutional pot)
  ,or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the fund or affiliated person thereof.

Signed by Chip Bankes
Date: 3/31/2015

(2)Special counting rules apply for Rule 144A offerings.


RULE 10F-3 REPORTING FORM

Name of Adviser/Subadviser: Loomis, Sayles & Company. L.P.
Name of Fund: Litman Gregory Masters Alternatives Strategies Fund
Total Net Asset: $266,886,562.88
Issuer: Whiting Petroleum Corp
Underwriter(s)
JP Morgan Securities, Merrill Lynch Pierce Fenner & Smith,
Wells Fargo Securities LLC, BBVA Securities Inc.,
SunTrust Robinson Humphrey, US Bancorp Investments Inc,
ABN AMRO Securities USA LLC, Bank of Oklahoma, BB&T Capital Markets,
 BNP Paribas, Capital One Financial, Comerica Securities,
Fifth Third Securities Inc., HSBC Brokerage USA Inc.,
ING Financial Markets LLC, KeyBanc Capital Markets,
Mitsubishi UFJ Securities USA Inc.,  Morgan Stanley,
Natixis Securities North America, RBC Capital Markets,
Regions Securities LLC, Santander Investment Securities,
Scotia Capital USA Inc., Sumitomo Mitsui Banking Corp
Affiliated Underwriter in the Syndicate:Natixis
Date of Purchase: 3/24/2015
Date of Offering: 3/24/2015
Amount of Purchase:(1)  $12,725,000.00
Purchase Price: $100.00
Commission or Spread: 1.00%

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X The securities are (i) part of an issue registered under the Securities Act of 1933 (the 1933 Act) that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940,(iii) municipal securities as defined under the Securities Exchange Act of 1934,(iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

  X the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).


(1) Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

 If the securities meet condition (iii):

    such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

X The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X The underwriting was a firm commitment

X The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund s investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.(2)

X No underwriter which is an affiliate of the Fund s adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X The purchase was not part of a group sale (or part of the institutional pot)
  ,or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the fund or affiliated person thereof.

Signed by Chip Bankes
Date: 3/31/2015

(2)Special counting rules apply for Rule 144A offerings.


RULE 10F-3 REPORTING FORM

Name of Adviser/Subadviser: Loomis, Sayles & Company. L.P.
Name of Fund: Litman Gregory Masters Alternatives Strategies Fund
Total Net Asset: $269,445,954.68
Issuer: Bank of America Corp
Underwriter(s)
Bank of America Merrill Lynch, ABN AMRO Securities USA LLC,
 ANZ Securities, Apto Partners LLC, Banca di Intermediazione Mobil, Barclays Capital Real Estate Inc., BBVA Securities Inc,
Blaylock Beal Van LLC, BNY Mellon Capital Markets LLC,
Capital One Securities Inc, CIBC World Markets PLC, Commerz Markets LLC,
 Danske Markets, Deutsche Bank Securities Inc, Drexel Hamilton LLC,
ING Financial Markets LLC, Lloyds Securities Inc,
Mitsubishi UFJ Securities Co Ltd,
Mizuho Securities USA Inc, nabSecurities LLC,
 Natixis Securities North America, Nykredit Bank AS,
 Rabo Securities USA Inc., RB International Finance USA,
Samuel A Ramirez & Co Inc, Santander Investment Securities,
Scotia Capital Inc., SG Americas Securities LLC,
 Standard Chartered Bank Hong Kong, UniCredit Capital Markets Inc
Affiliated Underwriter in the Syndicate:Natixis
Date of Purchase: 4/16/2015
Date of Offering: 4/16/2015
Amount of Purchase:(1)  $6,271,444.50
Purchase Price: $99.705
Commission or Spread: 0.45%

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X The securities are (i) part of an issue registered under the Securities Act of 1933 (the 1933 Act) that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940,(iii) municipal securities as defined under the Securities Exchange Act of 1934,(iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

  X the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).


(1) Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

 If the securities meet condition (iii):

    such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

X The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X The underwriting was a firm commitment

X The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund s investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.(2)

X No underwriter which is an affiliate of the Fund s adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X The purchase was not part of a group sale (or part of the institutional pot)
  ,or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the fund or affiliated person thereof.

Signed by Chip Bankes
Date: 6/30/2015

(2)Special counting rules apply for Rule 144A offerings.

RULE 10F-3 REPORTING FORM

Name of Adviser/Subadviser: Loomis, Sayles & Company. L.P.
Name of Fund: Litman Gregory Masters Alternatives Strategies Fund
Total Net Asset: $270,962,898.21
Issuer: Halcon Resources Corp
Underwriter(s)
Barclays Capital, BMO Capital Markets Corp,
BNP Paribas Securities Corp,
Capital One Securities Inc, Comerica Securities,
Credit Suisse Securities USA LLC, Goldman Sachs Group Inc,
 ING Financial Markets LLC, Jeffries & Co.,
JP Morgan Securities, Merrill Lynch Pierce Fenner Smith,
 Natixis Securities North America, RBC Capital Markets LLC,
SunTrust Robinson Humphrey, Wells Fargo Securities LLC
Affiliated Underwriter in the Syndicate:Natixis
Date of Purchase: 4/21/2015
Date of Offering: 4/21/2015
Amount of Purchase:(1)  $4,935,000.00
Purchase Price: $100.00
Commission or Spread: 1.75%

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X The securities are (i) part of an issue registered under the Securities Act of 1933 (the 1933 Act) that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940,(iii) municipal securities as defined under the Securities Exchange Act of 1934,(iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

  X the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).


(1) Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

 If the securities meet condition (iii):

    such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

X The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X The underwriting was a firm commitment

X The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund s investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.(2)

X No underwriter which is an affiliate of the Fund s adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X The purchase was not part of a group sale (or part of the institutional pot)
  ,or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the fund or affiliated person thereof.

Signed by Chip Bankes
Date: 6/30/2015

(2)Special counting rules apply for Rule 144A offerings.

RULE 10F-3 REPORTING FORM

Name of Adviser/Subadviser: Loomis, Sayles & Company. L.P.
Name of Fund: Litman Gregory Masters Alternatives Strategies Fund
Total Net Asset: $283,535,048.31
Issuer: Latham Airlines Group SA
Underwriter(s)
Citigroup Global Markets Inc,
Deutsche Bank Securities Inc,
JP Morgan Securities, Natixis/New York NY
Affiliated Underwriter in the Syndicate:Natixis
Date of Purchase: 5/14/2015
Date of Offering: 5/14/2015
Amount of Purchase:(1)  $41,740,000.00
Purchase Price: $100.00
Commission or Spread: 0.75%

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X The securities are (i) part of an issue registered under the Securities Act of 1933 (the 1933 Act) that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940,(iii) municipal securities as defined under the Securities Exchange Act of 1934,(iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

  X the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).


(1) Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

 If the securities meet condition (iii):

    such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

X The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X The underwriting was a firm commitment

X The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund s investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.(2)

X No underwriter which is an affiliate of the Fund s adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X The purchase was not part of a group sale (or part of the institutional pot)
  ,or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the fund or affiliated person thereof.

Signed by Chip Bankes
Date: 6/30/2015

(2)Special counting rules apply for Rule 144A offerings.

RULE 10F-3 REPORTING FORM

Name of Adviser/Subadviser: Loomis, Sayles & Company. L.P.
Name of Fund: Litman Gregory Masters Alternatives Strategies Fund
Total Net Asset: $267,054,513.16
Issuer: Sabre GLBL Inc
Underwriter(s) Goldman Sachs, Bank of America Merrill Lynch, Deutsche Bank Securities, LionTree Advisors LLC, Mizuho Securities USA, Morgan Stanley, Natixis, TPG Capital
Affiliated Underwriter in the Syndicate:Natixis
Date of Purchase: 4/1/2015
Date of Offering: 4/1/2015
Amount of Purchase:(1)  $5,250,000.00
Purchase Price: $100.00
Commission or Spread: 1.375%

Check that all the following conditions have been met (any exceptions should be discussed prior to commitment):

X The securities are (i) part of an issue registered under the Securities Act of 1933 (the 1933 Act) that is being offered to the public, (ii) part of an issue of government securities as defined under the Investment Company Act of 1940,(iii) municipal securities as defined under the Securities Exchange Act of 1934,(iv) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or (v) exempt from registration under Rule 144A of the 1933 Act.

If the securities meet conditions (i), (ii), (iv) or (v):

  X the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors).


(1) Include all purchases made by two or more funds which have the same investment adviser or sub-adviser.

 If the securities meet condition (iii):

    such securities are sufficiently liquid that they can be sold at or near their carrying value within a reasonably short period of time and are either subject to no greater than moderate credit risk or, if the issuer of the municipal securities (or the entity supplying revenues or other payments from which the issue is to be paid) has been in continuous operation for less than three years (including any predecessors), subject to a minimal or low amount of credit risk (with the determination as to whether the issue of municipal securities meets the preceding criteria having been made by the investment adviser and/or subadviser of the relevant fund).

X The securities were purchased prior to the end of the first day of which any sales were made and the purchase price did not exceed the offering price (or fourth day before termination, if a rights offering).

X The underwriting was a firm commitment

X The commission, spread or profit was reasonable and fair compared to that being received by others for underwriting similar securities during a comparable period of time.

X The amount of the securities purchased by the Fund, aggregated with purchases by any other investment company advised by the Fund s investment adviser or sub-adviser, and any purchases by another account with respect to which the investment adviser or sub-adviser has investment discretion if the investment adviser or sub-adviser exercised such investment discretion with respect to the purchase did not exceed 25% of the principal amount of the offering.(2)

X No underwriter which is an affiliate of the Fund s adviser or sub-adviser was a direct or indirect participant in, or benefited directly or indirectly from the purchase.

X The purchase was not part of a group sale (or part of the institutional pot)
  ,or otherwise allocated to the account of an officer, director, member of an advisory board, investment adviser or employee of the fund or affiliated person thereof.

Signed by Chip Bankes
Date: 6/30/2015

(2)Special counting rules apply for Rule 144A offerings.


FORM OF COMPLIANCE WITH SECTION lO(t) UNDER THE INVESTMENT COMPANY ACT OF 1940

Security Description: NOBLE ENERGY INC (NBL)
Seller: GOLDMAN SACHS
Date of Purchase (and settlement, if different):
  TRADE DATE:      02/26/2015
  SETTLEMENT DATE: 03/03/2015
                                                                 YES       NO
The securities are either (i) part of a registered
public offering or (ii) municipal securities.                     X

The Securities to be purchased are either (i) purchased at
not more than the offering price prior to the end of the first full business day after the issuance or (ii) offered for
subscription upon the exercise of rights and were purchased
on or before the fourth day preceding the day on which
such rights expire.                                               X

The securities are offered in a firm commitment underwriting.     X

Underwriter's commission,spread or profit is reasonable and
fair compared to similar securities sold during a comparable
period of time.                                                   X

The securities are either (i) not municipal securities and the issuer has been in continuous operation for at least three years or (ii) municipal securities and are investment grade provided that if the issuer of securities to be purchased has been in operation less than three years then the securities received
one of the three highest ratings from an NRSRO.                   X

The securities purchased (in the aggregate for all
investment companies advised by Advisor or any sub-advisor)
do not exceed the greater of 4% of the principal amount
of the offering or $500,000 in principal amount.                  X

The securities purchased do not exceed 10% ofthe offering
(if under the above standard $500,000 is greater than 4%).        X

The total price of the investment does not exceed 3% of the
total assets of the Series.                                       X

The securities are not being purchased directly from an
affiliated person of the Trust (or other affiliate thereof) and if the seller is a syndicate manager, none of the foregoing
will receive any credit, compensation, allocation, or other
benefit from the transaction.                                     X

Date: 2/27/15                 Name: Aaron Socker
                              Title: Equity Analyst